Investments in Real Estate and Other Significant Transactions	12 Months Ended
Dec. 31, 2012
Investments in Real Estate and Other Significant Transactions [Abstract]
Investments in Real Estate and Other Significant Transactions
Investments in Real Estate and Other Significant Transactions
Asset Management Business Disposition
On December 19, 2012, we closed the sale of the Napico portfolio, our legacy asset management business. The transaction was primarily seller-financed, and the associated notes are scheduled to be repaid over the next six years. The notes will be repaid from the operation and liquidation of the Napico portfolio and are collateralized by the buyer’s interests in the portfolio.
In accordance with the provisions of GAAP applicable to sales of real estate or interests therein, for accounting purposes, we have not recognized a sale and will account for the transaction under the profit sharing method. Under this method, until full payment has been received for the seller-financed notes, we will continue to recognize the portfolio’s assets and liabilities, each condensed into single line items within other assets and accrued liabilities and other, respectively, in our consolidated balance sheets for all dates following the transaction. Similarly, we will continue to recognize the portfolio’s results of operations, also condensed into a single line item within our consolidated statements of operations, for periods subsequent to the transaction. Any cash payments we receive under the sale and related financing will be reflected as deferred income in our consolidated balance sheets until full payment has been received for the seller-financed notes.
At December 31, 2012, the Napico portfolio consisted of 20 partnerships that held investments in 16 apartment properties that were consolidated and 102 apartment properties that were accounted for under the equity or cost method of accounting. The portfolio’s assets and liabilities are included in other assets and liabilities, and are summarized below (dollars in thousands):

December 31, 2012
Real estate, net	$127,025
Cash and cash equivalents and restricted cash	31,560
Investment in unconsolidated real estate partnerships	15,997
Other assets	4,163
Total assets	$178,745

Total indebtedness	$110,737
Accrued and other liabilities	29,435
Total liabilities	$140,172

Based on our limited historical economic ownership in this portfolio, the majority of the assets and liabilities shown above are attributed to noncontrolling interests and do not have a significant effect on consolidated equity attributable to Aimco and partners’ capital attributable to the Aimco Operating Partnership. At December 31, 2012, noncontrolling interests in consolidated real estate partnerships within our consolidated balance sheet includes $57.2 million related to the Napico portfolio. Income or loss attributable to these noncontrolling interests will continue to be recognized commensurate with the recognition of the results of operations of the portfolio. If full payment is received on the notes and we meet the requirements to recognize the sale for accounting purposes, we expect to recognize a gain attributable to Aimco and the Aimco Operating Partnership.
Investments in Real Estate Properties
During the year ended December 31, 2012, we acquired conventional properties as set forth in the table below (dollars in thousands):

	Year Ended December 31, 2012
Property location	San Diego, CA	Manhattan, NY	Phoenix, AZ
Number of residential units	84	42	488
Fair value of real estate acquired	$19,814	$38,423	$72,310
Non-recourse property debt assumed (outstanding principal balance)	$9,695	$—	$29,124
Non-recourse property debt assumed (fair value)	$10,684	$—	$33,254

During the year ended December 31, 2011, we acquired a vacant, 126-unit property located in Marin County, north of San Francisco, California. We are in the process of redeveloping this property with a total expected investment in this property of $85.0 million upon completion, which is expected in late 2013. During the year ended December 31, 2011, we also acquired noncontrolling interests (approximately 50%) in entities that own four contiguous properties with 142 units located in La Jolla, California.
Acquisitions of Noncontrolling Interests in Consolidated Real Estate Partnerships
As set forth in the table below (dollars in thousands), during the years ended December 31, 2012, 2011 and 2010, we acquired the remaining noncontrolling limited partner interests in consolidated real estate partnerships in which our affiliates serve as the general partner.

	Year Ended December 31,
	2012	2011	2010
Consolidated partnerships in which remaining limited partnership interests were acquired	11	12	3
Number of properties owned by partnerships	17	15	3
Cost of limited partnership interests acquired	$50,654	$22,305	$21,732
Excess of consideration paid over the carrying amount of noncontrolling interests acquired	$44,774	$32,272	$27,391

In connection with these acquisitions, the Aimco Operating Partnership recognized the excess of the consideration paid over the carrying amounts of the noncontrolling interests acquired as an adjustment of additional paid-in capital within partners’ capital (which is included in effects of changes in ownership for consolidated entities in the Aimco Operating Partnership’s consolidated statements of partners’ capital). This amount is allocated between Aimco and noncontrolling interests in the Aimco Operating Partnership within Aimco’s consolidated statements of equity.
Disposition of Interests in Unconsolidated Real Estate
During the years ended December 31, 2012, 2011 and 2010, we recognized $21.9 million, $2.4 million and $10.6 million, respectively, in net gains on disposition of interests in unconsolidated real estate. The majority of the gains recognized in 2012 primarily related to our sale of interests in unconsolidated real estate partnerships. The remainder of the gains recognized in 2012, and substantially all of the gains recognized in 2011 and 2010 related to sales of investments held by consolidated partnerships in which we generally held a nominal general partner or equivalent interest. Accordingly, substantially all of these gains were allocated to the noncontrolling interests in the consolidated partnerships that held the investments in these unconsolidated partnerships.
Property Loan Securitization Transactions
During the years ended December 31, 2011 and 2010, we completed a series of related financing transactions that repaid non-recourse property loans that were scheduled to mature between the years 2012 and 2016 with proceeds from new long-term, fixed-rate, non-recourse property loans, or the New Loans. The New Loans, which total $673.8 million, consisted of $218.6 million that closed during the year ended December 31, 2010 and $455.2 million that closed during the year ended December 31, 2011. At origination, all of the New Loans had terms of 10 years, with principal scheduled to amortize over 30 years. Subsequent to origination, the New Loans were sold to Federal Home Loan Mortgage Corp, or Freddie Mac, which then securitized the New Loans. The securitization trust holds only the New Loans referenced above and the trust securities trade under the label FREMF 2011K-AIV. In connection with the refinancings, during the year ended December 31, 2011, we recognized a loss on debt extinguishment of $23.0 million in interest expense, consisting of $20.7 million in prepayment penalties and a $2.3 million write-off of previously deferred loan costs.
During the year ended December 31, 2011, as part of the securitization transaction, we purchased the first loss and mezzanine positions in the securitization trust. These investments were initially recognized at their purchase price and the discount to the face value will be accreted into interest income over the expected term of the securities. Refer to Note 9 for further information regarding the fair and amortized cost values of these investments.